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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported) February 28, 2000
                                                       ------------------

                                      UICI
             (Exact name of registrant as specified in its charter)

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
              Delaware                                           0-14320                   75-2044750
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(State or other jurisdiction of incorporation                (Commission File             (IRS Employer
          or organization)                                        Number)               Identification No.)

   4001 McEwen Drive, Suite 200, Dallas, Texas                                               75244
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    (Address of principal executive offices)                                               (Zip Code)
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       Registrant's telephone number, including area code: (972) 392-6700
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. OTHER EVENTS

         On February 28, 2000, UICI (the "Company") announced that United Credit National Bank (the "Bank") (an indirect wholly-owned, except for directors' qualifying shares, subsidiary of the Company) had agreed to the issuance by the Office of the Comptroller of the Currency of a Consent Order, which will govern for the indefinite future the capitalization, funding activities, growth and operations of the Bank, a special purpose national bank headquartered in Sioux Falls, South Dakota. A summary of the Consent Order is contained in the press release filed as an exhibit hereto, the terms of which are incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

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Exhibit                                                                                      Page
Number                        Description of Exhibit                                        Number
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
99.1     Press release announcing that United Credit National Bank has agreed to the issuance by the Office of the Comptroller of the Currency of a
         Consent Order
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 UICI
                                               ---------
                                              (Registrant)

Date    March 3, 2000                   By  /s/ Gregory T. Mutz
     ------------------                    ------------------------------------
                                           Gregory T. Mutz
                                           President and Chief Executive Officer



Date    March 3, 2000                   By   /s/ William Benac
     ------------------                    ------------------------------------
                                           William Benac
                                           Executive Vice President and
                                           Chief Financial Officer



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                                 EXHIBIT INDEX

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EXHIBIT NO.              DESCRIPTION
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
   99.1                  News Release February 28, 2000
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